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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   June 26, 1996
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                             STELAX INDUSTRIES LTD.
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             (Exact name of registrant as specified in its charter)



      British Columbia               33-27667-FW                            NONE
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(State or other jurisdiction         (Commission                   (IRS Employer
 of incorporation)                   File Number)            Identification No.)


4287-A BeltLine Road, #195, Dallas, Texas                                  75244
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(Address of principal executive offices)                              (Zip Code)


(214) 416-7123
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Registrant's telephone number, including area code


                              ZFAX IMAGE CORP.
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         (Former name or former address, if changed since last report).
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ITEM 5.  OTHER EVENTS.

         On May 23, 1996, the Company issued a press release regarding the potential sale of its common stock, no par value, to raise up to $12,000,000 in connection with a listing of the Company's Common Stock on the Le Nouveau Marche in France (the "Financing"). On June 26, 1996, the Company held an initial meeting in Paris, France with potential European investors for the Financing. In accordance with French practices, the Company distributed a Business Plan to such potential investors. Included in such Business Plan are various numbers and statements which would be considered "forward-looking statements" under appropriate rules and guidelines adopted by the Securities and Exchange Commission.

         In an attempt to ensure similar information is available to investors in the United States and Europe, the Company is filing this Form 8-K Current Report to set forth certain of such forward-looking statements. The numbers and statements contained herein are not audited and have not been reviewed by the Company's independent public accountants.

         Based on the foregoing, the Company has released the following forward-looking statements:

         1. The Company anticipates raising approximately $12,000,000 to $15,000,000 (gross proceeds) in the Financing. The Company will utilize approximately $1,034,000 to pay Maritime Transport Services Limited representing the last cash payment due in connection with the acquisition of the Aberneath steel mill facility finalized in November, 1995. The balance of the net proceeds will be utilized to purchase raw materials, establish appropriate trade credit, hire new employees and for general working capital requirements to recommission the facility. There can be no assurance that the Financing will occur or that the Company will realize the anticipated gross proceeds therefrom.

         2. Assuming consummation of the Financing, the Company anticipates generating the following revenues and net income during the fiscal years noted below:

                                                REVENUES            NET INCOME
                                                --------            ----------
                     FISCAL YEAR 1997           $29,100,000         $ 3,629,000
                     FISCAL YEAR 1998           $83,400,000         $13,498,000


         The projections of revenues are based on the Company's belief that it will be able to recommission the facility and generate an increasing number of orders for its patented stainless- steel-clad product, Nuovinox. The revenue projections anticipate that the facility will operate at 28.8% of capacity during the 1997 fiscal year and at 66.0% of capacity during the 1998 fiscal year and that world prices for stainless steel will be stable. Revenue and net income figures are not adjusted for inflation and exchange rate fluctuations.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        STELAX INDUSTRIES LTD.



                                        /s/  Harmon S. Hardy, Jr.
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Date: July 1, 1996                      Harmon S. Hardy, Jr., President
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